COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	78.0%
APARTMENT	7.7%
Apartment Income REIT Corp.		67,866	$2,083,486
Camden Property Trust		46,505	4,398,443
Mid-America Apartment Communities, Inc.		68,384	8,797,602
UDR, Inc.		176,275	6,287,729

			21,567,260

DATA CENTERS	8.3%
Digital Realty Trust, Inc.		106,644	12,906,057
Equinix, Inc.		14,351	10,422,557

			23,328,614

DIVERSIFIED	1.2%
WP Carey, Inc.		61,677	3,335,492

FREE STANDING	6.3%
NETSTREIT Corp.(a)		142,445	2,219,293
Realty Income Corp.		243,058	12,138,316
Spirit Realty Capital, Inc.		99,764	3,345,087

			17,702,696

GAMING	1.1%
VICI Properties, Inc.		103,888	3,023,141

HEALTH CARE	9.1%
Healthcare Realty Trust, Inc.		433,472	6,619,118
Medical Properties Trust, Inc.		166,963	909,948
Welltower, Inc.		218,948	17,936,220

			25,465,286

HOTEL	1.2%
Host Hotels & Resorts, Inc.		142,377	2,287,999
Xenia Hotels & Resorts, Inc.		94,908	1,118,016

			3,406,015

INDUSTRIALS	9.9%
Americold Realty Trust, Inc.		210,861	6,412,283
BG LLH, LLC (Lineage Logistics)(b)(c)		21,740	2,187,914
Prologis, Inc.(a)		172,526	19,359,142

			27,959,339

INFRASTRUCTURE	12.1%
American Tower Corp.		149,224	24,539,887
Crown Castle, Inc.		102,754	9,456,450

			33,996,337

		Shares	Value
MANUFACTURED HOME	3.0%
Sun Communities, Inc.		70,236	$8,311,728

OFFICE	0.5%
Highwoods Properties, Inc.		71,119	1,465,763

REGIONAL MALL	4.9%
Simon Property Group, Inc.		126,734	13,691,074

SELF STORAGE	3.2%
Extra Space Storage, Inc.		53,299	6,480,093
Public Storage		9,306	2,452,317

			8,932,410

SHOPPING CENTERS	1.9%
Kimco Realty Corp.		304,894	5,363,085

SINGLE FAMILY HOMES	5.5%
American Homes 4 Rent, Class A		50,034	1,685,646
Invitation Homes, Inc.		434,276	13,762,206

			15,447,852

SPECIALTY	1.7%
Iron Mountain, Inc.		65,364	3,885,890
Lamar Advertising Co., Class A		11,904	993,627

			4,879,517

TIMBER	0.4%
Weyerhaeuser Co.		40,389	1,238,327

TOTAL COMMON STOCK (Identified cost—$193,310,108)			219,113,936

PREFERRED SECURITIES—EXCHANGE-TRADED	9.1%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(d)		19,695	481,050

BANKING	1.0%
Bank of America Corp., 5.375%, Series KK(d)		14,965	320,101
Bank of America Corp., 6.00%, Series GG(d)		24,869	598,597
JPMorgan Chase & Co., 4.625%, Series LL(d)		22,843	447,037
JPMorgan Chase & Co., 4.75%, Series GG(d)		25,000	512,250
JPMorgan Chase & Co., 5.75%, Series DD(d)		13,000	309,530
Wells Fargo & Co., 4.25%, Series DD(d)		9,775	163,145
Wells Fargo & Co., 4.75%, Series Z(d)		18,400	341,872

			2,692,532

		Shares	Value
BROKERAGE	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(d)		15,000	$372,000

DATA CENTERS	0.2%
Digital Realty Trust, Inc., 5.20%, Series L(d)		10,175	206,044
Digital Realty Trust, Inc., 5.85%, Series K(d)		16,005	359,952

			565,996

DIVERSIFIED	1.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(d)		53,000	1,118,300
DigitalBridge Group, Inc., 7.125%, Series J(d)		43,643	942,689
DigitalBridge Group, Inc., 7.15%, Series I(d)		74,794	1,593,112

			3,654,101

FREE STANDING	0.4%
Agree Realty Corp., 4.25%, Series A(d)		15,501	259,487
Spirit Realty Capital, Inc., 6.00%, Series A(d)		47,667	1,003,867

			1,263,354

HOTEL	1.0%
Pebblebrook Hotel Trust, 5.70%, Series H(d)		24,000	442,080
Pebblebrook Hotel Trust, 6.375%, Series G(d)		18,566	365,565
RLJ Lodging Trust, 1.95%, Series A(d)		33,178	797,931
Summit Hotel Properties, Inc., 5.875%, Series F(d)		14,054	259,015
Summit Hotel Properties, Inc., 6.25%, Series E(d)		31,105	609,969
Sunstone Hotel Investors, Inc., 6.125%, Series H(d)		14,000	297,640

			2,772,200

INDUSTRIALS	0.6%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(d)		17,289	779,215
Rexford Industrial Realty, Inc., 5.625%, Series C(d)		23,833	482,619
Rexford Industrial Realty, Inc., 5.875%, Series B(d)		15,000	318,000

			1,579,834

INSURANCE	0.1%
Allstate Corp./The, 7.375%, Series J(d)		10,725	282,497

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(d)		18,731	393,726

		Shares	Value
OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(d)		20,543	$306,707
Hudson Pacific Properties, Inc., 4.75%, Series C(d)		28,000	348,320
Vornado Realty Trust, 5.25%, Series N(d)		22,545	328,706

			983,733

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(d)(e)		27,235	665,351

REGIONAL MALL	0.1%
Brookfield Property Partners LP, 5.75%, Series A(d)		23,926	304,817
Brookfield Property Preferred LP, 6.25%, due 7/26/81		5,645	78,466

			383,283

SELF STORAGE	0.8%
National Storage Affiliates Trust, 6.00%, Series A(d)		15,031	337,446
Public Storage, 4.00%, Series P(d)		33,847	587,245
Public Storage, 4.625%, Series L(d)		70,000	1,379,000

			2,303,691

SHOPPING CENTER	1.1%
Regency Centers Corp., 5.875%, Series B(c)(d)		25,000	597,250
Saul Centers, Inc., 6.00%, Series E(d)		21,465	452,911
Saul Centers, Inc., 6.125%, Series D(d)		39,100	821,100
SITE Centers Corp., 6.375%, Class A(d)		48,952	1,115,127

			2,986,388

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(d)		23,645	514,279
American Homes 4 Rent, 6.25%, Series H(d)		29,838	671,653

			1,185,932

SPECIALTY	0.2%
EPR Properties, 5.75%, Series G(d)		16,472	305,885
Green Brick Partners, Inc., 5.75%, Series A(d)		6,230	116,937

			422,822

TELECOMMUNICATION SERVICES	0.5%
AT&T, Inc., 4.75%, Series C(d)		18,000	345,240
AT&T, Inc., 5.00%, Series A(d)		18,000	363,960
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67		19,118	441,243
United States Cellular Corp., Senior Debt, 5.50%, due 6/1/70		17,967	293,042

			1,443,485

		Shares	Value
UTILITIES	0.4%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	$115,784
CMS Energy Corp., 5.875%, due 10/15/78		17,000	383,520
CMS Energy Corp., 5.875%, due 3/1/79		20,000	460,800
Sempra, 5.75%, due 7/1/79		9,984	227,535
Southern Co./The, 4.95%, due 1/30/80, Series 2020		2,579	54,288

			1,241,927

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$29,673,850)			25,673,902

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	8.8%
BANKING	5.8%
Bank of America Corp., 6.10% to 3/17/25, Series AA(d)(e)		$567,000	556,644
Bank of America Corp., 6.25% to 9/5/24, Series X(d)(e)		875,000	863,041
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(d)(e)		388,000	315,674
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(e)		200,000	199,964
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(d)(e)(f)		800,000	788,585
BNP Paribas SA, 6.625% to 3/25/24 (France)(d)(e)(f)(g)		600,000	593,901
BNP Paribas SA, 7.75% to 8/16/29 (France)(d)(e)(f)(g)		800,000	761,412
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(d)(e)		1,250,000	1,045,571
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(d)(e)		500,000	353,411
Citigroup, Inc., 4.00% to 12/10/25, Series W(d)(e)		900,000	789,526
Citigroup, Inc., 4.15% to 11/15/26, Series Y(d)(e)		400,000	321,152
Citigroup, Inc., 5.95% to 5/15/25, Series P(d)(e)		400,000	382,156
Citigroup, Inc., 6.25% to 8/15/26, Series T(d)(e)		430,000	414,847
Citigroup, Inc., 9.699% (3 Month US Term SOFR + 4.33%), Series 0(d)(h)		430,000	430,055
Credit Agricole SA, 6.875% to 9/23/24 (France)(d)(e)(f)(g)		300,000	293,159
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(d)(e)(f)		400,000	351,142
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(d)(e)(f)		600,000	531,838
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(d)(e)(f)(g)		200,000	188,011
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(d)(e)		430,000	425,205
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(d)(e)		155,000	154,105
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(d)(e)		680,000	680,289
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(d)(e)(f)		400,000	390,706

		Principal Amount	Value
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(d)(e)(f)		$800,000	$749,421
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(d)(e)		300,000	263,815
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(d)(e)		553,000	509,592
PNC Financial Services Group, Inc./The, 9.312% (3 Month US Term SOFR + 3.94%), Series O(d)(h)		125,000	125,126
Regions Financial Corp., 5.75% to 6/15/25, Series D(d)(e)		200,000	190,257
Societe Generale SA, 8.00% to 9/29/25 (France)(d)(e)(f)(g)		800,000	781,654
Societe Generale SA, 9.375% to 11/22/27 (France)(d)(e)(f)(g)		200,000	196,473
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(e)		200,000	199,471
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(d)(e)(f)(i)		400,000	378,558
UBS Group AG, 7.00% to 1/31/24 (Switzerland)(d)(e)(f)(g)		400,000	395,152
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(d)(e)		1,120,000	978,850
Wells Fargo & Co., 5.875% to 6/15/25, Series U(d)(e)		600,000	589,848
Wells Fargo & Co., 7.625% to 9/15/28(d)(e)		270,000	272,880

			16,461,491

BROKERAGE	0.1%
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(d)(e)		225,000	184,315

FINANCE	0.1%
American Express Co., 3.55% to 9/15/26, Series D(d)(e)		219,000	174,431

INSURANCE	0.7%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(e)(i)		400,000	374,071
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(e)		300,000	288,065
Markel Group, Inc., 6.00% to 6/1/25(d)(e)		350,000	338,300
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(e)		300,000	275,358
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(e)(i)		606,000	599,672

			1,875,466

PIPELINES	0.4%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(e)		300,000	275,181
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(e)		340,000	324,179
Energy Transfer LP, 6.50% to 11/15/26, Series H(d)(e)		200,000	184,270
Energy Transfer LP, 7.125% to 5/15/30, Series G(d)(e)		515,000	445,306

			1,228,936

		Principal Amount	Value
SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		$225,000	$205,844

SHOPPING CENTER	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(e)(g)		600,000	539,587
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(e)(g)		600,000	501,535

			1,041,122

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 2.875% to 3/2/25, Series B(d)(e)		500,000	489,850
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(e)		800,000	618,960
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(e)(i)		500,000	493,384
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(e)(i)		200,000	213,784
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(e)		300,000	298,256

			2,114,234

UTILITIES	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(e)		400,000	326,508
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(e)		335,000	322,845
Sempra, 4.125% to 1/1/27, due 4/1/52(e)		500,000	405,279
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(e)		535,000	467,963

			1,522,595

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$27,194,499)			24,808,434

CORPORATE BONDS	2.3%
DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(g)		300,000	232,532
Vornado Realty LP, 2.15%, due 6/1/26		150,000	127,623

			360,155

		Principal Amount	Value
FREE STANDING	0.2%
Realty Income Corp., 5.125%, due 7/6/34 (EUR) (United States)		$275,000	$288,903
Spirit Realty LP, 3.40%, due 1/15/30		300,000	251,417

			540,320

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	74,929

INFRASTRUCTURE	0.1%
American Tower Corp., 5.65%, due 3/15/33		425,000	409,013

OFFICE	0.2%
Brandywine Operating Partnership LP, 7.80%, due 3/15/28		200,000	186,355
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	376,022

			562,377

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		285,000	270,725
Simon Property Group LP, 5.85%, due 3/8/53		200,000	185,054

			455,779

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	146,016

SHOPPING CENTER	0.7%
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	802,026
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28(g)		600,000	456,438
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	147,100
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		275,000	271,613
Tanger Properties LP, 2.75%, due 9/1/31		225,000	162,517

			1,839,694

SPECIALTY	0.7%
VICI Properties LP, 5.125%, due 5/15/32		375,000	336,052

		Principal Amount	Value
VICI Properties LP, 5.625%, due 5/15/52		$200,000	$165,844
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(g)		594,000	505,836
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26(g)		350,000	326,421
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(g)		750,000	726,793

			2,060,946

TOTAL CORPORATE BONDS (Identified cost—$7,110,960)			6,449,229

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	1.2%
Legacy Gateway JV LLC, Plano, TX(j)		7.9%	3,485,169

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			3,485,169

		Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(k)		1,283,421	1,283,421

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,283,421)			1,283,421

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$18,810)	0.0%	$1,416

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$261,888,917)	99.8%	280,815,507
WRITTEN OPTION CONTRACTS (Premiums received—$86,090)	(0.0)	(110,166)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	505,057
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)	(125,000)

NET ASSETS (Equivalent to $10.60 per share based on 26,526,040 shares of common stock outstanding)	100.0%	$281,085,398

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Paid	Value
Call — American Tower Corp.	$180.00	10/20/23	17	$279,565	$9,290	$544
Call — Equinix, Inc.	800.00	10/20/23	8	581,008	9,520	872
			25	$860,573	$18,810	$1,416

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — American Tower Corp.	$190.00	10/20/23	(17)	$(279,565)	$(3,545)	$(170)
Call — Equinix, Inc.	820.00	10/20/23	(16)	(1,162,016)	(10,050)	(760)
Put — American Tower Corp.	165.00	10/20/23	(51)	(838,695)	(15,634)	(26,010)
Put — EPR Properties	40.00	10/20/23	(142)	(589,868)	(9,027)	(6,607)
Put — Extra Space Storage, Inc.	130.00	10/20/23	(88)	(1,069,904)	(47,834)	(76,619)
			(314)	$(3,940,048)	$(86,090)	$(110,166)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	947,908	USD	1,028,651	10/3/23	$26,475
Brown Brothers Harriman	USD	1,003,323	EUR	947,908	10/3/23	(1,147)
Brown Brothers Harriman	EUR	944,455	USD	1,000,830	11/2/23	1,073

						$26,401

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged in connection with written option contracts. $1,365,021 in aggregate has been pledged as collateral.
(b)

Restricted security. Aggregate holdings equal 0.8% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(c)	Non-income producing security.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(e)	Security converts to floating rate after the indicated fixed-rate coupon period.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,400,012 or 2.3% of the net assets of the Fund.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,498,904 which represents 2.3% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Variable rate. Rate shown is in effect at September 30, 2023.
(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,059,469 which represents 0.7% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Security value is determined based on significant unobservable inputs (Level 3).
(k)	Rate quoted represents the annualized seven-day yield.
(l)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-

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party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

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The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$25,771,425	$—	$2,187,914	(a)	$27,959,339
Other Industries	191,154,597	—	—		191,154,597
Preferred Securities—Exchange-Traded	25,673,902	—	—		25,673,902
Preferred Securities—Over-the-Counter	—	24,808,434	—		24,808,434
Corporate Bonds	—	6,449,229	—		6,449,229
Private Real Estate—Office	—	—	3,485,169	(b)	3,485,169
Short-Term Investments	—	1,283,421	—		1,283,421
Purchased Option Contracts	1,416	—	—		1,416

Total Investments in Securities(c)	$242,601,340	$32,541,084	$5,673,083		$280,815,507

Forward Foreign Currency Exchange Contracts	$—	$27,548	$—		$27,548

Total Derivative Assets(c)	$—	$27,548	$—		$27,548

Forward Foreign Currency Exchange Contracts	$—	$(1,147)	$—		$(1,147)
Written Option Contracts	(26,180)	(83,986)	—		(110,166)

Total Derivative Liabilities(c)	$(26,180)	$(85,133)	$—		$(111,313)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

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(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2022	$2,048,995	$3,705,013
Change in unrealized appreciation (depreciation)	138,919	(219,844)

Balance as of September 30, 2023	$2,187,914	$3,485,169

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $(80,925).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$2,187,914	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple	22.1x	Increase
Private Real Estate— Office	$3,485,169	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.75% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

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Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$734,751	$5,690,233	$762,261

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.